UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 31, 2018

EQGP Holdings, LP

(Exact name of registrant as specified in its charter)

Delaware	001-37380	30-0855134
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Liberty Avenue, Suite 2000 Pittsburgh, Pennsylvania	15222
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (412) 553-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.               Notice of Delisting or Failure to Satisfy Continued Listing Rule or Standard; Transfer of Listing.

On December 31, 2018 (the Closing Date), EQGP Holdings, LP, a Delaware limited partnership (EQGP), acting pursuant to authorization from the Board of Managers of Equitrans Gathering Holdings, LLC, a Delaware limited liability company and the sole member of EQGP Services, LLC, a Delaware limited liability company and the general partner of EQGP, notified the New York Stock Exchange (the NYSE) of its intention to voluntarily withdraw its common units representing limited partner interests (EQGP Common Units) from listing on the NYSE (the Delisting). In connection therewith, EQGP notified the NYSE of its intention to file, on January 10, 2019, a Form 25 with the Securities and Exchange Commission (the SEC) to voluntarily withdraw the EQGP Common Units from listing on the NYSE and from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the Exchange Act). The EQGP Common Units will continue to be listed through January 21, 2019 and will no longer be listed on January 22, 2019. EQGP intends to file a Form 15 with the SEC on January 22, 2019 requesting that the reporting obligations of EQGP under Sections 13(a) and 15(d) of the Exchange Act be suspended.

The actions described above are being taken in connection with the exercise by Equitrans Midstream Corporation, a Pennsylvania corporation (ETRN), of the Limited Call Right (as defined below), subject to the closing of the transactions contemplated thereby. After giving effect to the closing of the Limited Call Right, ETRN and its affiliates will own all of the outstanding EQGP Common Units and there will no longer be a public market for the EQGP Common Units.

Item 7.01.               Regulation FD.

The information set forth in Item 3.01 and Item 8.01 is incorporated herein by reference.

On the Closing Date, ETRN issued a press release related to the completion of the Unit Purchases (as defined below), the exercise of the Limited Call Right and the Delisting, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information set forth in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of EQGP’s filings under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings. The filing of this Item 7.01, including Exhibit 99.1, of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01.                Other Events.

Unit Purchases

On the Closing Date, ETRN completed the purchase of 14,560,281 EQGP Common Units for aggregate consideration of $291,205,620 pursuant to the previously announced Unit Purchase Agreements with funds managed by Neuberger Berman Investment Adviser LP, funds managed by Goldman Sachs Asset Management, L.P., funds managed by Cushing Asset Management, LP, funds managed by Kayne Anderson Capital Advisors, L.P., and ZP Energy Fund, L.P. (such transactions, collectively, the Unit Purchases).

Limited Call Right

Following the completion of the Unit Purchases, ETRN and its affiliates own more than 95% of the outstanding EQGP Common Units. As a result, on the Closing Date ETRN exercised the limited call right (the Limited Call Right) provided for in Section 15.1(a) of the Second Amended and Restated Agreement of Limited Partnership of EQGP, dated as of October 12, 2018, pursuant to which ETRN will purchase all outstanding EQGP Common Units (other than EQGP Common Units owned by ETRN and its affiliates) at a price per EQGP Common

Unit equal to $20.00. After giving effect to the exercise of the Limited Call Right, EQGP will be an indirect wholly-owned subsidiary of ETRN. The transactions contemplated by the Limited Call Right are expected to close on January 10, 2019.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical facts, included in this Current Report on Form 8-K that address activities, events or developments that EQGP expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this Current Report on Form 8-K specifically include the expected closing of the Limited Call Right and the Delisting.  These statements involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. EQGP has based these forward-looking statements on current expectations and assumptions about future events. While EQGP considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond EQGP’s control. The risks and uncertainties that may affect the operations, performance and results of EQGP’s business and forward-looking statements include, but are not limited to, those risks discussed in ETRN’s Registration Statement on Form 10 and ETRN’s, EQGP’s and EQM Midstream Partners, LP’s other filings with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made and EQGP undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Item 9.01.          Financial Statements and Exhibits.

(d)                                 Exhibits.

EXHIBIT NUMBER	DESCRIPTION

99.1	News release, dated December 31, 2018 (furnished as Exhibit 99.1 to Form 8-K filed by Equitrans Midstream Corporation on December 31, 2018 and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQGP HOLDINGS, LP

	By:	EQGP Services, LLC,
its general partner

Date: December 31, 2018	By:	/s/ Kirk R. Oliver

		Name:	Kirk R. Oliver
		Title:	Senior Vice President and Chief Financial Officer